UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 17, 2022

Crown Crafts, Inc.

        (Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.          Results of Operations and Financial Condition.

On August 17, 2022, Crown Crafts, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2023, which ended July 3, 2022. A copy of that press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on August 16, 2022 at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana. The following tables reflect the tabulation of the votes with respect to each proposal submitted to a vote of the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders:

(i)	elected the Class I director nominee;
(ii)	ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 2, 2023; and
(iii)	approved (on an advisory basis) the compensation of the Company’s named executive officers.

PROPOSAL 1:         ELECTION OF DIRECTOR

To elect a Class I director to the Company’s Board of Directors (the “Board”) to serve until the Company’s Annual Meeting of Stockholders to be held in 2025 and until their successor is elected and qualified or until their earlier death, resignation or removal from office.

Nominee	For	Authority Withheld	Broker Non-Votes
Olivia W. Elliott	4,430,601	89,022	2,394,066

PROPOSAL 2:         RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 3, 2022.

For	Against	Abstain	Broker Non-Votes
6,673,959	228,410	11,320	0

PROPOSAL 3:         APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
3,645,972	828,892	44,759	2,394,066

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

99.1         Press Release dated August 17, 2022.
104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: August 17, 2022	/s/ Craig J. Demarest
CRAIG J. DEMAREST
Vice President and Chief Financial Officer